UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 26, 2007
             ------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           WSFS Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

         Delaware                       0-16668                     22-2866913
----------------------------        ---------------               --------------
(State or other jurisdiction        (SEC Commission               (IRS Employer
     of incorporation)                 File No.)                  Identification
                                                                     Number)

838 Market Street, Wilmington, Delaware                              19899
---------------------------------------                              -----
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (302)792-6000
                                                    -------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__   Written communications pursuant to Rule 425 under the Securities Act

__   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                           WSFS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 2.02 Results of Operation and Financial Condition
          --------------------------------------------

         On April 26, 2007, the Registrant issued a press release to report earnings for the quarter ended March 31, 2007. A copy of the press release is furnished with this Form 8-K as an exhibit.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

         (d) Exhibits:

             99  Press Release dated April 26, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                    WSFS FINANCIAL CORPORATION


Date: April 27, 2007                                By:  /s/Stephen A. Fowle
                                                         -----------------------
                                                         Stephen A. Fowle
                                                         Chief Financial Officer